Wachovia Consumer Growth Conference

Famous Footwear

Naturalizer

Franco Sarto

LifeStride

Via Spiga

Bass

Etienna Aigner

Dr. Scholl's Original

Carlos
by Carols Santana

Nickels Soft

HotKiss

Bsuter Brown

Shoes.com

This presentation by Brown Shoe Company, Inc. contains certain forward-looking statements, including without limitation, statements made concerning forward looking guidance on Sales,
Operating Earnings and future growth segments of the business. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These include
(i) general economic conditions and the consumer’s preferences and purchasing patterns, which may be influenced by consumers' disposable income; (ii) the uncertainties of pending litigation;
(iii) intense competition and continuing consolidation within the footwear industry; (iv) political and economic conditions or other threats to continued and uninterrupted flow of inventory from
Brazil and China, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) the integration of the Bennett business; and (vi) the
Company’s ability to successfully implement its plan to strengthen the Naturalizer brand. The
Company's reports to the Securities and Exchange Commission contain detailed information relating to such factors. Some of the statements herein, as indicated, speak only as of the date they were initially made. The Company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.
— February 22, 2006

Agenda - NYSE: BWS
1) Our History - Positioning for Growth
2) Brown Shoe Today
3) Current Growth Initiatives
4) Long-term goals

Reshaping our Platform - 2001 - 2005
1) Grown sales from $1.7 billion to approx.
   $2.3 billion; increased operating earnings
2) Repositioned Famous Footwear - growing
   operating margins
3) Increased market share at Wholesale
4) Grown our portfolio: added brands; added
   retail concepts (including e-commerce)

0.0%
2.0%
4.0%
6.0%
2001 2002 2003 2004 2005
Est
Operating Margin
Improvement at
Famous Footwear
5.8%
6.4%
7.6% 7.9%
12.2%
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
2001 2002 2003 2004 2005-
LTM
Department Store
Market Share for our
Women’s Fashion
Footwear Brands
0
500
1,000
1,500
2,000
2001 2002 2003 2004 2005*
0
20
40
60
80
Sales
($ millions)
Operating
Earnings
•Reflects guidance issued Jan. 9, 2006,
and has not been updated.

Brown Shoe Today -- $2.3 Billion in Sales Projected for 2005
Unique wholesale-retail platform. Building our brands and retail concepts to gain market share while delivering style to the consumer.

Department &
Specialty Stores
$400 million
Mass
Merchandisers
$250 million
Specialty
Footwear
Retail
$230
million
900 retail stores
in the U.S.
$1.2 billion
38%
Wholesale
Bennett
$200 million
2001 Projected 2005
71% Retail
29%
Wholesale
62% Retail

Overview of our Wholesale Businesses:

$0
$100
$200
$300
$400
$500
$600
Nine West Group
Brown Shoe
Clarks Companies
Steve Madden
VCS Group
Nike
Kenneth Cole Productions
Liz Claiborne
H H Brown
* Reflects NPD Group Reported POS Dollar Volume. 12 Months ending January 2006.
Our Rank among Wholesalers
Women’s Fashion Footwear Sales in U.S. Department Stores*
Ranked by Parent Company
($ in millions)
After Acquisition
Brown Wholesale
Bennett Footwear Group

Overview of our Wholesale Businesses:

Our Portfolio of Brands - 45% Market Share in Moderate Zone
(women’s)
Zone Rank
No. 1
Moderate
No. 3
Moderate
No. 3 men
No. 15 women
Moderate
No. 11
Junior

Source: NPD Group Reported POS Dollar Volume.
12 Months ending January 2006.

Overview of our Wholesale Businesses:

Our Portfolio of Better/Bridge Brands - 18% Market Share in Better Zone

Zone
Rank
No. 8
Bridge
No. 2
Better
No. 11
Better
No. 9
Better

Source: NPD Group Reported POS Dollar Volume.
12 Months ending January 2006.

Overview of our Wholesale Businesses:

Our Portfolio of Brands - Mid-tier and Mass

A leading footwear vendor at Wal-Mart, Target & Payless

Overview of our Retail Businesses:
Our Rank Among Top Footwear Retailers
Share of Footwear Sales by Retailer*
0
1
2
3
4
5
6
7
8
Wal-Mart
Payless
Federated
Footlocker
Famous Footwear
Nordstrom
Kohl's
Finish Line
JC Penny
Target
DSW
Dillard's
Sears
Shoe Carnival
Kmart
% Share of Dollars

Source: Competitive Shares reported by NPD Consumer Panel Survey, 12
Months ending January 2006.

Overview of our Retail Businesses:

Our Portfolio of Retail Concepts - 1300 Stores, 5 Web-stores
Zone
Rank
No. 1
No. 4
Women’s specialty
Family, branded
No. 3
Internet footwear
Retail Famous Footwear Naturalizer Shoes.com
Brands Factory Brand Shoes Via Spiga stores Naturalizer.com
FX LaSalle Famousfootwear.com

Source: Competitive Shares reported by NPD Consumer
Panel Survey, 12 Months ending January 2006.

BWS Enterprise-Wide Strategies for Sustainable Growth:
1) Create differentiation - for our stores, our footwear, our brands
2) Delight consumers with our footwear design & styles
3) Lead in Speed-to-Market - to increase sell-throughs and reduce markdown risk.
4) Build value via our portfolio of brands

Balance Growth + Investment - delivering earnings performance while investing for the future

2005 Accomplishments
1) Gained traction at Famous Footwear: Record 3Q; Traffic up
2) Acquired Bennett: upscale brands delivering as promised
3) Achieved rebound in key areas of wholesale business:
   strengthening operating margins
4) Restructured Naturalizer store base: closings completed
5) Strengthened balance sheet

Long-Term Goal - Targeting high single-digit revenue growth
and 10-15% compound earnings growth rate.
Growth drivers include:
■ Bennett acquisition
■ Wholesale margin opportunities - from strong, differentiated brands
■ Specialty Retail initiative
■ Famous Footwear traction
■ E-commerce growth
Longer term growth:
■ ExCEL expected to give us sourcing/speed advantage
■ Famous Footwear potential for significant expansion